UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2020

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 6, 2020, each executive officer of Six Flags Entertainment Corporation (the “Company”) has agreed to a temporary 25% reduction of base salary to mitigate the operating and financial impact of the global coronavirus (COVID-19) pandemic. The Board of Directors (the “Board”) of the Company approved a form of amendment to each executive officer’s employment agreement to reflect this reduction. The reductions do not impact the definition of “Base Salary” in the employment agreements for any purpose other than payment of base salary during this period.

In addition, the Board has agreed that no cash retainer fees will be paid in the second quarter of 2020 to any director for service on the Board or any committee of the Board.

Item 7.01	Regulation FD Disclosure

In addition to base salary reductions for the Company’s executive officers described above under Item 5.02, in response to the global coronavirus (COVID-19) pandemic, effective April 6, 2020, the Company will implement a 25% salary reduction plan for other salaried employees of the Company, as well as a 25% time reduction plan for fulltime hourly employees of the Company, except as otherwise required by applicable wage and hour law.

Item 8.01	Other Events

On March 30, 2020, the Company announced that, in response to the global coronavirus (COVID-19) pandemic, the Company’s parks will remain closed until mid-May, or as soon as possible thereafter. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits

99.1	Press Release of Six Flags Entertainment Corporation, dated March 30, 2020
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Laura W. Doerre
		Name:	Laura W. Doerre
		Title:	Executive Vice President and General Counsel
d
Date: March 30, 2020